UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number: 811-22363

Oppenheimer SteelPath MLP Funds Trust
(Exact name of registrant as specified in charter)

6803 S. Tucson Way
Centennial, Colorado 80112-3924
 (Address of principal executive offices)(zip code)

Cynthia Lo Besette
OFI SteelPath, Inc.
225 Liberty Street
New York, New York 10281-1008
 (Name and address of agent for service)

Registrant's telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: February 28, 2017

Item 1. Statements of Investments.

Oppenheimer SteelPath MLP Select 40 Fund
STATEMENT OF INVESTMENTS – As of 02/28/2017
(Unaudited)

Description	Shares	Value
Master Limited Partnership Shares — 95.4%

Coal — 0.2%
Alliance Holdings GP LP	289,386	$8,276,439

Diversified — 10.0%
Enterprise Products Partners LP	4,813,856	134,932,384
ONEOK Partners LP	1,518,742	79,551,706
Westlake Chemical Partners LP	219,820	5,528,473
Williams Partners LP	3,000,091	120,903,667
Total Diversified		340,916,230

Gathering/Processing — 8.5%
American Midstream Partners LP	46,475	736,629
Antero Midstream Partners LP	1,899,790	65,162,797
Archrock Partners LP	1,903,680	33,980,688
Crestwood Equity Partners LP	346,805	8,982,249
CSI Compressco LP	796,269	8,846,549
Midcoast Energy Partners LP 1	1,339,510	10,716,080
PennTex Midstream Partners LP	400,000	6,396,000
Summit Midstream Partners LP	1,808,309	43,128,170
Western Gas Partners LP	1,752,838	108,973,938
Total Gathering/Processing		286,923,100

Marine — 1.6%
GasLog Partners LP	1,317,628	31,359,547
Teekay LNG Partners LP	1,194,702	22,340,927
Total Marine		53,700,474

Natural Gas Pipelines — 25.5%
Cone Midstream Partners LP	1,098,000	25,440,660
CrossAmerica Partners LP	772,716	20,500,155
Energy Transfer Equity LP	8,240,635	155,253,563
Energy Transfer Partners LP	3,847,502	145,474,037
EQT Midstream Partners LP	1,020,139	80,407,356
Rice Midstream Partners LP	4,248,935	104,566,290
Spectra Energy Partners LP	1,093,423	48,908,811
Tallgrass Energy Partners LP	2,677,374	143,132,414
TC Pipelines LP	2,348,092	143,374,498
Total Natural Gas Pipelines		867,057,784

Petroleum Transportation — 49.6%
Buckeye Partners LP	2,003,402	138,074,466
DCP Midstream LP	2,489,680	97,595,456
Delek Logistics Partners LP	457,743	14,167,146
Enbridge Energy Partners LP	2,631,925	47,637,842
Genesis Energy LP	4,617,601	156,259,618
Global Partners LP	1,082,805	21,385,399
Holly Energy Partners LP 1	4,260,282	153,029,329
Magellan Midstream Partners LP	1,826,339	141,559,536
MPLX LP	4,489,498	167,054,221
NGL Energy Partners LP	3,790,076	84,139,687
NuStar Energy LP	813,329	42,488,307
NuStar GP Holdings LLC	1,984,567	57,353,986
PBF Logistics LP	741,285	15,381,664
Plains All American Pipeline LP	735,544	23,596,251
Plains GP Holdings LP, Class A	941,200	30,937,244
Shell Midstream Partners LP	853,876	27,972,978
Sprague Resources LP	99,300	2,715,855
Sunoco Logistics Partners LP	4,945,824	125,277,722
Sunoco LP	3,931,078	100,674,908

Tesoro Logistics LP	1,669,936	$94,034,096
TransMontaigne Partners LP 1	2,352,551	104,147,433
VTTI Energy Partners LP	1,000,000	18,300,000
Western Refining Logistics LP	850,000	20,740,000
Total Petroleum Transportation		1,684,523,144

Total Master Limited Partnership Shares (identified cost $2,521,579,141)		3,241,397,171

Common Stock — 10.0%

Diversified — 1.8%
ONEOK, Inc.	559,164	30,222,814
Williams Cos., Inc.	1,125,770	31,904,322
Total Diversified		62,127,136

Gathering/Processing — 3.4%
Targa Resources Corp.	2,040,049	115,262,769

Marine — 1.2%
Golar LNG Partners LP	1,697,358	38,258,449
Teekay Offshore Partners LP	180,955	924,680
Total Marine		39,183,129

Natural Gas Pipelines — 3.6%
Tallgrass Energy GP LP 1	4,324,706	122,864,897

Total Common Stock (identified cost $316,469,137)		339,437,931

Preferred Master Limited Partnership Shares — 1.2%

Petroleum Transportation — 1.2%
GPM Petroleum LP, 10.00% [1,2]	2,000,000	40,860,000

Total Preferred Master Limited Partnership Shares (identified cost $36,191,368)		40,860,000

Short-Term Investments — 2.5%

Money Market — 2.5%
Fidelity Treasury Portfolio, Institutional Class, 0.397% [3]	$84,059,681	84,059,681

Total Short-Term Investments (identified cost $84,059,681)		84,059,681

Total Investments — 109.1% (identified cost $2,958,299,327)		3,705,754,783

Liabilities In Excess of Other Assets — (9.1)%		(309,348,870)

Net Assets -— 100.0%		$3,396,405,913

LLC	-— Limited Liability Company

LP	-— Limited Partnership

[1]
Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended February 28, 2017, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2016	Gross Additions	Gross Reductions	Shares February 28, 2017
GPM Petroleum LP	2,000,000	-	-	2,000,000
Holly Energy Partners LP	4,260,282	-	-	4,260,282
Midcoast Energy Partners LP	1,339,510	-	-	1,339,510
Tallgrass Energy GP LP	2,423,040	1,901,666	-	4,324,706
TransMontaigne Partners LP	1,264,800	1,087,751	-	2,352,551

	Value February 28, 2017	Distributions	Realized Gain/(Loss)
GPM Petroleum LP	40,860,000	666,800	—
Holly Energy Partners LP	153,029,329	2,588,121	—
Midcoast Energy Partners LP	10,716,080	478,875	—
Tallgrass Energy GP LP	122,864,897	799,701	—
TransMontaigne Partners LP	104,147,433	898,008	—
	431,617,739	5,431,505	-

[2]
Restricted security. The aggregate value of restricted securities at period end was $40,860,000, which represents 1.2% of the Fund's net assets. See the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation/(Depreciation)
GPM Petroleum LP	1/12/2016	$40,000,000	$40,860,000	$860,000

[3]	Variable rate security; the coupon rate represents the rate at February 28, 2017.

Oppenheimer SteelPath MLP Alpha Fund
STATEMENT OF INVESTMENTS – As of 02/28/2017
(Unaudited)

Description	Shares	Value
Master Limited Partnership Shares — 85.0%

Diversified — 13.2%
Enterprise Products Partners LP	9,865,871	$276,540,364
Westlake Chemical Partners LP 1	2,575,604	64,776,440
Williams Partners LP	3,659,959	147,496,348
Total Diversified		488,813,152

Gathering/Processing — 1.8%
Western Gas Partners LP	1,075,775	66,880,932

Natural Gas Pipelines — 30.7%
Energy Transfer Equity LP	15,467,076	291,399,712
Energy Transfer Partners LP	7,278,804	275,211,582
EQT Midstream Partners LP	1,317,177	103,819,891
Rice Midstream Partners LP 1	5,492,632	135,173,674
Tallgrass Energy Partners LP	711,488	38,036,149
TC Pipelines LP 1	4,841,839	295,642,689
Total Natural Gas Pipelines		1,139,283,697

Petroleum Transportation — 39.3%
Buckeye Partners LP	2,266,322	156,194,912
Genesis Energy LP	3,546,302	120,006,860
Magellan Midstream Partners LP	3,585,330	277,898,929
MPLX LP	5,927,471	220,561,196
NGL Energy Partners LP	1,416,100	31,437,420
NuStar Energy LP	531,688	27,775,381
NuStar GP Holdings LLC [1]	2,250,187	65,030,404
Plains All American Pipeline LP	3,510,940	112,630,955
Plains GP Holdings LP, Class A	4,238,200	139,309,634
Sunoco Logistics Partners LP	9,166,388	232,184,608
Tesoro Logistics LP	1,311,816	73,868,359
Total Petroleum Transportation		1,456,898,658

Total Master Limited Partnership Shares (identified cost $2,634,317,825)		3,151,876,439

Common Stock — 14.2%

Diversified — 2.9%
Williams Cos., Inc.	3,853,126	109,197,591

Gathering/Processing — 6.5%
Targa Resources Corp.	4,230,115	239,001,497

Natural Gas Pipelines — 4.8%
Tallgrass Energy GP LP 1	6,205,663	176,302,886

Total Common Stock (identified cost $439,214,856)		524,501,974

Total Investments — 99.2% (identified cost $3,073,532,681)		3,676,378,413

Other Assets In Excess of Liabilities — 0.8%		30,070,368

Net Assets -— 100.0%		$3,706,448,781

LLC	— Limited Liability Company

LP	— Limited Partnership

[1]
Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended February 28, 2017, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2016	Gross Additions	Gross Reductions	Shares February 28, 2017
Nustar GP Holdings LLC	2,341,638	-	(91,451)	2,250,187
Rice Midstream Partners LP i	168,500	5,324,132	-	5,492,632
Rice Midstream Partners LP PIPE Units[i]	4,788,003	-	(4,788,003)	-
Tallgrass Energy GP LP	7,338,310	166,853	(1,299,500)	6,205,663
TC Pipelines LP	4,803,969	136,439	(98,569)	4,841,839
TransMontaigne Partners LPi	989,349	-	(989,349)	-
Westlake Chemical Partners LP	2,830,575	137,029	(392,000)	2,575,604

	Value February 28, 2017	Distributions	Realized Gain/(Loss)
Nustar GP Holdings LLC	65,030,404	1,251,425	-
Rice Midstream Partners LP i	135,173,674	1,371,295	-
Rice Midstream Partners LP PIPE Units[i]	-	-	-
Tallgrass Energy GP LP	176,302,886	2,082,683	-
TC Pipelines LP	295,642,689	4,557,390	-
TransMontaigne Partners LPi	-	699,966	-
Westlake Chemical Partners LP	64,776,440	875,808	-
	736,926,093	10,838,567	-

[i]	Is not an affiliate as of February 28, 2017. Was an affiliate during the period ended February 28, 2017.

Oppenheimer SteelPath MLP Income Fund
STATEMENT OF INVESTMENTS – As of 02/28/2017
(Unaudited)

Description	Shares	Value
Master Limited Partnership Shares — 85.9%

Diversified — 9.2%
ONEOK Partners LP	2,136,118	$111,889,861
Williams Partners LP	6,727,465	271,116,839
Total Diversified		383,006,700

Gathering/Processing — 20.6%
American Midstream Partners LP 1	5,613,930	88,980,791
Archrock Partners LP 1	5,234,394	93,433,933
Crestwood Equity Partners LP 1	5,192,151	134,476,711
CSI Compressco LP 1	2,008,585	22,315,379
EnLink Midstream Partners LP	11,658,054	218,238,771
Midcoast Energy Partners LP 1	3,100,729	24,805,832
Sanchez Production Partners LP 1	1,739,905	22,270,784
Summit Midstream Partners LP 1	6,118,030	145,915,015
USA Compression Partners LP 1	6,248,263	111,031,634
Total Gathering/Processing		861,468,850

Marine — 2.6%
GasLog Partners LP	1,175,291	27,971,926
Hoegh LNG Partners LP	488,242	9,423,071
Teekay LNG Partners LP	3,746,835	70,065,814
Total Marine		107,460,811

Natural Gas Pipelines — 11.8%
CrossAmerica Partners LP 1	1,978,458	52,488,491
Energy Transfer Partners LP	8,413,236	318,104,442
TC Pipelines LP	1,984,746	121,188,591
Total Natural Gas Pipelines		491,781,524

Petroleum Transportation — 38.5%
Arc Logistics Partners LP 1	1,896,477	28,409,226
Blueknight Energy Partners LP 1	2,007,434	13,650,551
Buckeye Partners LP	1,644,213	113,319,160
DCP Midstream LP	4,672,146	183,148,123
Enbridge Energy Partners LP	9,171,828	166,010,087
Genesis Energy LP	1,360,283	46,031,977
Global Partners LP 1	2,946,378	58,190,966
Holly Energy Partners LP	1,821,271	65,420,054
Martin Midstream Partners LP 1	6,406,253	122,679,745
NGL Energy Partners LP 1	9,050,672	200,924,918
NuStar Energy LP 1	5,340,776	279,002,138
NuStar GP Holdings LLC	100,000	2,890,000
PBF Logistics LP	152,303	3,160,287
Sprague Resources LP 1	1,530,958	41,871,701
Sunoco Logistics Partners LP	1,500,000	37,995,000
Sunoco LP 1	9,268,350	237,362,444
USD Partners LP 1	750,975	9,725,126
Total Petroleum Transportation		1,609,791,503

Propane — 3.2%
Amerigas Partners LP	775,336	36,417,532
Suburban Propane Partners LP 1	3,761,282	98,357,524
Total Propane		134,775,056

Total Master Limited Partnership Shares (identified cost $3,289,791,470)		3,588,284,444

Common Stock — 6.4%

Gathering/Processing — 2.4%
Targa Resources Corp.	1,734,710	$98,011,115

Marine — 3.0%
KNOT Offshore Partners LP 1	1,803,652	39,770,527
Golar LNG Partners LP 1	3,560,941	80,263,610
Teekay Offshore Partners LP	772,279	3,946,346
Total Marine		123,980,483

Petroleum Transportation — 1.0%
Enbridge Energy Management LLC [2]	2,473,273	43,034,954

Shipping — 0.0%*
Capital Product Partners LP	100,000	331,000

Total Common Stock (identified cost $247,784,736)		265,357,552

Preferred Master Limited Partnership Shares — 1.6%

Gathering/Processing — 0.4%
CSI Compressco LP - Series A, 11.00% [1,3]	1,369,509	14,653,746

Marine — 0.3%
Teekay Offshore Partners LP, 7.25%	716,185	14,502,746

Petroleum Transportation — 0.9%
Blueknight Energy Partners LP, 11.00% [1]	801,393	6,306,963
GPM Petroleum LP, 10.00% [1,3]	1,500,000	30,645,000
Total Petroleum Transportation		36,951,963

Total Preferred Master Limited Partnership Shares (identified cost $61,521,548)		66,108,455

Short-Term Investments — 4.7%

Money Market — 4.7%
Fidelity Treasury Portfolio, Institutional Class , 0.397% [4]	$196,375,651	196,375,651

Total Short-Term Investments (identified cost $196,375,651)		196,375,651

Total Investments — 98.6% (identified cost $3,795,473,405)		4,116,126,102

Other Assets In Excess of Liabilities — 1.4%		59,198,727

Net Assets -— 100.0%		$4,175,324,829

LLC	-— Limited Liability Company

LP	-— Limited Partnership

*	Rounds to less than 0.05%

[1]
Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended February 28, 2017, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2016	Gross Additions	Gross Reductions	Shares February 28, 2017
American Midstream Partners LP	5,113,930	500,000	-	5,613,930
Arc Logistic Partners LP	1,896,477	-	-	1,896,477
Archrock Partners LP	5,234,394	-	-	5,234,394
Blueknight Energy Partners LP	1,741,034	266,400	-	2,007,434
Blueknight Energy Partners LP - Preferred	-	801,393	-	801,393
Crestwood Equity Partners LP	4,592,151	600,000	-	5,192,151
CrossAmerica Partners LP	1,809,700	168,758	-	1,978,458
CSI Compressco LP	2,008,585	-	-	2,008,585
CSI Compressco LP - Preferred	1,312,336	57,173	-	1,369,509
Global Partners LP	2,414,606	531,772	-	2,946,378
Golar LNG Partners LP	2,395,841	1,165,100	-	3,560,941
GPM Petroleum LP	1,500,000	-	-	1,500,000
KNOT Offshore Partners LP	1,103,652	700,000	-	1,803,652
Martin Midstream Partners LP	5,637,184	769,069	-	6,406,253
Midcoast Energy Partners LP	3,100,729	-	-	3,100,729
NGL Energy Partners LP	8,728,872	321,800	-	9,050,672
Nustar Energy LP	5,340,776	-	-	5,340,776
Sanchez Production Partners LP	1,739,905	-	-	1,739,905
Sprague Resources LP	1,530,958	-	-	1,530,958
Suburban Propane Partners LP	2,756,082	1,005,200	-	3,761,282
Summit Midstream Partners LP	5,320,030	798,000	-	6,118,030
Sunoco LP	8,054,250	1,214,100	-	9,268,350
USA Compression Partners LP	4,621,112	1,627,151	-	6,248,263
USD Partners LP	750,975	-	-	750,975

	Value February 28, 2017	Distributions	Realized Gain/(Loss)
American Midstream Partners LP	$ 88,980,791	$ 2,300,418	$ —
Arc Logistic Partners LP	28,409,226	834,450	—
Archrock Partners LP	93,433,933	1,491,802	—
Blueknight Energy Partners LP	13,650,551	281,450	—
Blueknight Energy Partners LP - Preferred	6,306,963	-	—
Crestwood Equity Partners LP	134,476,711	3,109,093	—
CrossAmerica Partners LP	52,488,491	1,169,691	—
CSI Compressco LP	22,315,379	758,241	—
CSI Compressco LP - Preferred	14,653,746	653,487	—
Golar LNG Partners LP	80,263,610	1,652,862	—
Global Partners LP	58,190,966	1,362,700	—
GPM Petroleum LP	30,645,000	500,100	—
KNOT Offshore Partners LP	39,770,527	937,899	—
Martin Midstream Partners LP	122,679,745	3,018,592	—
Midcoast Energy Partners LP	24,805,832	1,108,511	—
NGL Energy Partners LP	200,924,918	3,482,260	—
Nustar Energy LP	279,002,138	5,848,150	—
Sanchez Production Partners LP	22,270,784	749,899	—
Sprague Resources LP	41,871,701	884,128	—
Suburban Propane Partners LP	98,357,524	3,160,638	—
Summit Midstream Partners LP	145,915,015	3,517,867	—
Sunoco LP	237,362,444	7,651,023	—
USA Compression Partners LP	111,031,634	3,175,338	—
USD Partners LP	9,725,126	247,822	—
	1,957,532,755	47,896,421	-

[2]	Non-income producing.
[3]
Restricted security. The aggregate value of restricted securities at period end was $45,298,746, which represents 1.1% of the Fund's net assets. See the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation/ (Depreciation)

CSI Compressco LP - Preferred	8/8/2016 – 12/30/2016	$15,653,487	$14,653,746	$(999,741)
GPM Petroleum LP	1/12/2016	$30,000,000	$30,645,000	$645,000

[4]	Variable rate security; the coupon rate represents the rate at February 28, 2017.

Oppenheimer SteelPath MLP Alpha Plus Fund
STATEMENT OF INVESTMENTS – As of 02/28/2017
(Unaudited)

Description	Shares	Value
Master Limited Partnership Shares — 105.5%

Diversified — 16.5%
Enterprise Products Partners LP 1	969,942	$27,187,474
Westlake Chemical Partners LP 1	260,866	6,560,780
Williams Partners LP 1	362,445	14,606,534
Total Diversified		48,354,788

Gathering/Processing — 2.2%
Western Gas Partners LP 1	107,048	6,655,174

Natural Gas Pipelines — 38.0%
Energy Transfer Equity LP 1	1,543,661	29,082,573
Energy Transfer Partners LP 1	707,755	26,760,216
EQT Midstream Partners LP 1	131,300	10,349,066
Rice Midstream Partners LP	533,121	13,120,108
Tallgrass Energy Partners LP 1	69,904	3,737,068
TC Pipelines LP 1	467,519	28,546,710
Total Natural Gas Pipelines		111,595,741

Petroleum Transportation — 48.8%
Buckeye Partners LP 1	224,064	15,442,491
Genesis Energy LP 1	346,654	11,730,771
Magellan Midstream Partners LP 1	351,854	27,272,204
MPLX LP 1	583,677	21,718,621
NGL Energy Partners LP 1	138,400	3,072,480
NuStar Energy LP 1	54,228	2,832,871
NuStar GP Holdings LLC [1]	222,718	6,436,550
Plains All American Pipeline LP 1	343,914	11,032,761
Plains GP Holdings LP, Class A	413,700	13,598,319
Sunoco Logistics Partners LP 1	900,797	22,817,188
Tesoro Logistics LP 1	130,193	7,331,168
Total Petroleum Transportation		143,285,424

Total Master Limited Partnership Shares (identified cost $276,689,257)		309,891,127

Common Stock — 17.3%

Diversified — 3.7%
Williams Cos., Inc. [1]	378,968	10,739,953

Gathering/Processing — 8.0%
Targa Resources Corp. [1]	414,940	23,444,110

Natural Gas Pipelines — 5.6%
Tallgrass Energy GP LP 1	583,865	16,587,605

Total Common Stock (identified cost $40,768,072)		50,771,668

Short-Term Investments — 0.3%

Money Market — 0.3%
Fidelity Treasury Portfolio, Institutional Class , 0.397%	$854,275	854,275

Total Short-Term Investments (identified cost $854,275)		854,275

Total Investments — 123.1% (identified cost $318,311,604)	361,517,070

Liabilities In Excess of Other Assets — (23.1)%	(67,880,369)

Net Assets -— 100.0%	$293,636,701

LLC	-— Limited Liability Company

LP	-— Limited Partnership

[1]
As of February 28, 2017, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $181,336,250 as of February 28, 2017. The loan agreement requires continuous collateral whether the loan has a balance or not.

Oppenheimer SteelPath MLP Funds Trust
STATEMENTS OF INVESTMENTS February 28, 2017 (Unaudited)

Notes to Statements of Investments

1. Organization

Oppenheimer SteelPath MLP Funds Trust (the “Trust”) is comprised of four separate series (collectively, the “Funds” and each individually a “Fund”).  The Funds are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “Act”).  Oppenheimer SteelPath MLP Income Fund, Oppenheimer SteelPath MLP Alpha Fund, and Oppenheimer SteelPath MLP Alpha Plus Fund are non-diversified funds under the Act.  Oppenheimer SteelPath MLP Select 40 Fund is a diversified fund under the Act.  Each Fund’s investment objective is to seek total return. The Funds’ investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or “Oppenheimer”).

2. Securities Valuation

Each Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Funds will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Funds’ Board of Trustees (the “Board”) has adopted procedures for the valuation of the Funds’ securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Funds’ Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs
Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Funds’ assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Adviser’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Adviser, when determining the fair value of a security. Fair value determinations by the Adviser are subject to review, approval and ratification by the Funds’ Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Adviser, or its third party service provider who is subject to oversight by the Adviser, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications
Each investment asset or liability of the Funds are assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Funds’ investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)
Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Adviser’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Oppenheimer SteelPath MLP Select 40 Fund*

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares	$3,241,397,171	$-	$-	$3,241,397,171
Common Stocks	339,437,931	-	-	339,437,931
Preferred Master Limited Partnership Shares	-	-	40,860,000	40,860,000
Short-Term Investment	84,059,681	-	-	84,059,681
Total	$3,664,894,783	$-	$40,860,000	$3,705,754,783

Oppenheimer SteelPath MLP Alpha Fund*

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares	$3,151,876,439	$-	$-	$3,151,876,439
Common Stocks	524,501,974	-	-	524,501,974
Short-Term Investment	-	-	-	-
Total	$3,676,378,413	$-	$-	$3,676,378,413

Oppenheimer SteelPath MLP Income Fund*

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares	$3,588,284,444	$-	$-	$3,588,284,444
Common Stocks	265,357,552	-	-	265,357,552
Preferred Master Limited Partnership Shares	20,809,709	-	45,298,746	66,108,455
Short-Term Investment	196,375,651	-	-	196,375,651
Total	$4,070,827,356	$-	$45,298,746	$4,116,126,102

Oppenheimer SteelPath MLP Alpha Plus Fund*

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares	$309,891,127	$-	$-	$309,891,127
Common Stocks	50,771,668	-	-	50,771,668
Short-Term Investment	854,275	-	-	854,275
Total	$361,517,070	$-	$-	$361,517,070

*	For a detailed break-out of securities by major industry classification, please refer to the Statements of Investments.

There have been no significant changes to the fair valuation methodologies of the Funds during the period.

The table below shows the transfers between Level 1 and Level 2. The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Select 40	Alpha	Income	Alpha Plus
Transfers into Level 1*	$19,351,519	$92,887,258	$-	$-
Transfers out of Level 1	-	-	-	-
Net transfers in (out) of Level 1	$19,351,519	$92,887,258	$-	$-

Transfers into Level 2	$-	$-	$-	$-
Transfers out of Level 2*	(19,351,519)	(92,887,258)	-	-
Net transfers in (out) of Level 2	$(19,351,519)	$(92,887,258)	$-	$-

*	Transfers from Level 2 to Level 1 are a result of a certain privately held security becoming freely tradeable and being priced using quoted prices from an active market.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Select 40 Fund	Income Fund
Beginning balance November 30, 2016	$40,060,000	$44,926,890
Transfers into Level 3 during the period	-	-
Change in unrealized appreciation/(depreciation)	1,466,800	871,956
Total realized gain/(loss)	-	-
Purchases*	-	653,487
Sales	-	-
Return of Capital Distributions*	(666,800)	(1,153,587)
Transfers out of Level 3 during the period	-	-
Ending balance February 28, 2017	$40,860,000	$45,298,746

*	In-Kind distribution reinvested into additional shares.

3. Investments and Risks

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Funds’ portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. Each Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts each Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after each Fund sold its investment in the MLP.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statements of Investments.

Concentration Risk. Under normal circumstances, each Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by each Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

4. Market Risk Factors

Each Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Federal Taxes

At February 28, 2017, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	Oppenheimer SteelPath MLP Select 40 Fund	Oppenheimer SteelPath MLP Alpha Fund
Federal tax cost of securities	$2,379,094,856	$2,453,874,175
Gross unrealized appreciation	$1,463,437,371	$1,353,195,939
Gross unrealized depreciation	(136,777,444)	(130,691,702)
Net Unrealized Appreciation/(Depreciation) on Investments	$1,326,659,927	$1,222,504,237

	Oppenheimer SteelPath MLP Income Fund	Oppenheimer SteelPath MLP Alpha Plus Fund
Federal tax cost of securities	$3,010,702,531	$264,317,003
Gross unrealized appreciation	$1,286,428,211	$107,171,810
Gross unrealized depreciation	(181,004,640)	(9,971,743)
Net Unrealized Appreciation/(Depreciation) on Investments	$1,105,423,571	$97,200,067

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Item 2. Controls and Procedures.

a)
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3 (c)) as of 2/28/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

b)
There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s third fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer SteelPath MLP Funds Trust

/s/ Arthur P. Steinmetz
By:	Arthur P. Steinmetz
Principal Executive Officer
Date	4/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Arthur P. Steinmetz
By:	Arthur P. Steinmetz
Principal Executive Officer
Date	4/13/2017

/s/ Brian Petersen
By:	Brian Petersen
Principal Financial Officer
Date	4/13/2017